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                 PINNACLEPLUS FLEXIBLE PREMIUM VARIABLE ANNUITY
                                    issued by
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                   through its
                               SEPARATE ACCOUNT I

                         SUPPLEMENT DATED JULY 15, 2003
                                       TO
                         PROSPECTUS DATED JULY 15, 2003

     National Integrity must obtain an order from the Securities and Exchange Commission before we are allowed to recapture the Credit Plus on any PINNACLEplus contract. Until the Securities and Exchange Commission has issued such an order, National Integrity will not recapture the Credit Plus as described in Section 4 of the prospectus. Please note that in the case of a free-look of the policy, the Credit Plus will not be paid as part of the free-look amount. However, if you exercise your free-look option you will not receive back less than what was invested with us originally.